UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 31, 2023, RE/MAX Holdings, Inc. (the “Company”) and Stephen Joyce, the Company’s Chief Executive Officer, entered into an Amended and Restated Interim Executive Agreement (the “Amended Agreement”) that amends and restates the Interim Executive Agreement, dated as of January 10, 2022, between the Company and Mr. Joyce (the “Original Agreement”). The Amended Agreement extends Mr. Joyce’s employment beyond the August 31, 2023, expiration provided in the Original Agreement. Mr. Joyce will continue to serve on an interim basis until the Company appoints its next Chief Executive Officer (the “CEO Start Date”) or the Amended Agreement is otherwise terminated per its terms. The Amended Agreement (i) provides monthly grants of restricted stock units with a grant date fair value of $100,000 that are scheduled to vest on the CEO Start Date (ii) continues monthly cash compensation of $100,000, and (iii) provides that Mr. Joyce shall continue to be employed as an advisor for 30 days following the CEO Start Date. Mr. Joyce also continues to serve on the Company’s Board of Directors.

Mr. Joyce’s extension ensures continued leadership during the Company’s search process for its next Chief Executive Officer and gives the Board more time to evaluate candidates and select the right successor to lead the Company.

The above description of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Interim Executive Agreement, dated August 31, 2023*
104	Cover Page Interactive Data File (formatted as inline XBRL)

* Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any omitted exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: September 7, 2023	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer